UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2015

VMWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33622	94-3292913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3401 Hillview Avenue, Palo Alto, CA	94304
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (650) 427-5000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 27, 2015, VMware, Inc. (“VMware”) issued a press release announcing its financial results for the quarter and year ended December 31, 2014. The press release, which includes information regarding VMware’s use of non-GAAP financial measures, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On January 27, 2015, VMware also announced that the Board of Directors of VMware had authorized the repurchase of up to an additional $1.0 billion of VMware’s Class A common stock through the end of 2017. Stock will be purchased from time to time, in the open market or through private transactions, subject to market conditions. VMware now expects the stock repurchase program to more than offset dilution from its equity compensation programs in 2015. The new stock repurchase authorization is in addition to the VMware’s ongoing $1 billion stock repurchase program, originally announced August 6, 2014. The timing of any repurchases and the actual number of shares repurchased will depend on a variety of factors, including VMware’s stock price, corporate and regulatory requirements and other market and economic conditions.

This Item 8.01 contains forward-looking statements including, among other things, statements regarding the value and number of shares repurchased through VMware’s stock repurchase programs, the duration of such programs and the expectation that the program will more than offset dilution from VMware’s equity compensation programs in 2015. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) fluctuations and volatility in VMware’s stock price; (ii) the impact of macroeconomic conditions on customer demand; (iii) changes in VMware’s financial condition; (iv) changes in business opportunities and priorities that could cause VMware to consider alternative uses of cash; (v) fluctuations in the level of cash held in the United States that is available for stock repurchases; and (vi) changes in the dilutive impact in 2015 of shares issuable through VMware’s equity compensation programs. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that VMware may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release of VMware, Inc. dated January 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2015

VMware, Inc.

By:	/s/ Jonathan Chadwick
Jonathan Chadwick
Chief Financial Officer, Chief Operating Officer and Executive Vice President